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                                                                Exhibit 10.6.1

                                 AMENDMENT NO. 1
                                       TO
               NORTHEAST GENERATION COMPANY - NORTHEAST GENERATION
                                SERVICES COMPANY

                       MANAGEMENT AND OPERATION AGREEMENT


THIS AMENDMENT NO. 1 ("Amendment") to the MANAGEMENT AND OPERATION AGREEMENT ("Agreement") is made and entered into as of the 1st day of March, 2000, by and between NORTHEAST GENERATION COMPANY, a Connecticut corporation with its principal place of business in Berlin, Connecticut ("NGC"), and NORTHEAST GENERATION SERVICES COMPANY, a Connecticut corporation with its principal place of business in Rocky Hill, Connecticut ("NGS"). NGC and NGS shall be referred to individually as the "Party" and collectively as the "Parties".

         WHEREAS, NGC and NGS entered into the Agreement as of February 1, 2000;

         WHEREAS, the United States Securities and Exchange Commission ("SEC") has reserved jurisdiction under the Public Utility Holding Company Act of 1935, as amended ("Act"), over the pricing provisions of the Agreement because such pricing provisions are not fully cost-based; and,

         WHEREAS, the Parties agree that until and unless the SEC authorizes the pricing provisions in the Agreement that do not comply with the cost provisions under the Act, in accordance with the intent of Section 2.2 of the Agreement, they will continue with the Agreement amended to be in accordance with the cost-based provisions of the Act, as set forth more fully below.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein , it is agreed as follows:


         1.       Effective on the date of execution of this Amendment, Sections
                  4.1 to 4.3 of the Agreement and Exhibit 6 to Agreement shall be suspended and replaced by the following:

                  "4.1A INTERIM PAYMENT PROVISIONS. Until such time as the SEC approves or authorizes the pricing provisions contained in Sections 4.1 to 4.3 of the Agreement and Exhibit 6 to the Agreement, NGC shall pay NGS for the Services NGS provides under Section 3 of this Agreement as described in this paragraph. NGC shall pay NGS's actual total costs of providing such services, including applicable overheads and indirect costs, and reasonable compensation for necessary capital as permitted by Rule 91 of the SEC under the Act as determined

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                  in accordance with Northeast Utilities System accounting and cost allocation procedures, and with the methodologies used in service agreements between Northeast Utilities Service Company and various Northeast Utilities subsidiaries as approved by the SEC."

         2. RESTORATION OF INITIAL PRICING PROVISIONS. Upon SEC approval or authorization for the pricing provisions contained in Sections 4.1 to 4.3 of the Agreement and Exhibit 6 to the Agreement, such provisions shall be immediately reinstated for the period from and after the date of SEC approval or authorization and the provisions of Section 1 of this Agreement shall no longer be in force and effect.

         3. EFFECT OF AMENDMENT ON AGREEMENT. The Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party thereunder, nor constitute a waiver of any provision of the Agreement.

         IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS AMENDMENT AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


NORTHEAST GENERATION COMPANY


BY: /s/ David R. McHale
   -------------------------------------
NAME:  David R. McHale
TITLE: Vice President and Treasurer


NORTHEAST GENERATION SERVICES COMPANY


BY: /s/ William J. Nadeau
   -------------------------------------
NAME:  William J. Nadeau
TITLE: Vice President and
       Chief Operating Officer


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